Exhibit 10.4

NMT MEDICAL, INC.

NONSTATUTORY STOCK OPTION LETTER AGREEMENT

1996 STOCK OPTION PLAN FOR NON-EMPLOYEE DIRECTORS, AS AMENDED

TO: [First Name] [Last Name]

NMT Medical, Inc., a Delaware corporation (the “Company”), hereby grants to you a nonstatutory stock option to purchase <<Number>> shares of the Company’s common stock, $.001 par value, at an exercise price of <<Price>> per share (the “Option”) pursuant to the 1996 Stock Option Plan for Non-Employee Directors, as amended (the “Plan”). The date of grant of the option is <<Grant Date>>. This Option is not intended to constitute an incentive stock option as defined in Section 422A of the Internal Revenue Code of 1986, as amended, and is subject to the terms and conditions of the Plan, which are incorporated into this Agreement by reference.

The terms of the Option are as set forth in the Plan and in this Agreement. The most important of the terms set forth in the Plan are summarized as follows:

Term. The term of the Option is ten years from date of grant, unless sooner terminated.

Exercise. During your lifetime only you can exercise the Option. You may use the Notice of Exercise in the form attached to this Agreement when you exercise the Option.

Payment for Shares. The Option may be exercised by the delivery of cash, bank certified or cashier’s check.

Termination. Upon termination of your service as a Director for any reason, all outstanding options that have become vested as of the date of termination shall be exercisable in whole or in part for a period of one year from the date upon which you cease to be a Director.

Transfer of Option. The Option is not transferable except by will or by the applicable laws of descent and distribution or pursuant to a qualified domestic relations order.

Vesting. The option shall vest <<Vesting Schedule>>.

You understand that, during any period in which the shares which may be acquired pursuant to your Option are subject to the provisions of Section 16 of the Securities Exchange Act of 1934, as amended (and you yourself are also so subject), in order for your transactions under the Plan to qualify for the exemption from Section 16(b) provided by Rule 16b-3, a total of six months must elapse between the grant of the Option and the sale of shares underlying the Option.

Please execute the Acceptance and Acknowledgement set forth below on the enclosed copy of this Agreement and return it to the undersigned.

Very truly yours,

NMT Medical, Inc.

By:
Name:
Title:

ACCEPTANCE AND ACKNOWLEDGEMENT

I, a resident of the State of                      , accept the Option (dated <<Grant Date>>) described above granted under the NMT Medical, Inc. 1996 Stock Option Plan for Non-Employee Directors, as Amended, and acknowledge receipt of a copy of this Agreement, including a copy of the Plan. I have read and understand the Plan.

Dated:

Taxpayer I.D. Number:

Signature:

[First Name] [Last Name], <<Grant Date>>.

NOTICE OF EXERCISE

The undersigned, pursuant to a Nonstatutory Stock Option Letter Agreement (the “Agreement”) between the undersigned and NMT Medical, Inc. (the “Company”), hereby irrevocably elects to exercise purchase rights represented by the Agreement, and to purchase thereunder shares (the “Shares”) of the Company’s common stock, $.001 par value (“Common Stock”), covered by the Agreement and herewith makes payment in full therefor.

1. If the sale of the Shares and the resale thereof has not, prior to the date hereof, been registered pursuant to a registration statement filed and declared effective under the Securities Act of 1933, as amended (the “Act”), the undersigned hereby agrees, represents, and warrants that:

(a) the undersigned is acquiring the Shares for his or her own account (and not for the account of others), for investment and not with a view to the distribution or resale thereof;

(b) By virtue of his or her position, the undersigned has access to the same kind of information which would be available in a registration statement filed under the Act;

(c) the undersigned is a sophisticated investor;

(d) the undersigned understands that he or she may not sell or otherwise dispose of the Shares in the absence of either (i) a registration statement filed under the Act or (ii) an exemption from the registration provisions thereof; and

(e) The certificates representing the Shares may contain a legend to the effect of subsection (d) of this Section 1.

2. If the sale of the Shares and the resale thereof has been registered pursuant to a registration statement filed and declared effective under the Act, the undersigned hereby represents and warrants that he or she has received the applicable prospectus and a copy of the most recent annual report, as well as all other material sent to stockholders generally.

3. The undersigned acknowledges that the number of shares of Common Stock subject to the Agreement is hereafter reduced by the number of shares of Common Stock represented by the Shares.

Very truly yours,

Name:

Social Security No.

Address: